UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2015

WESTMORELAND COAL COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	001-11155	23-1128670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9450 South Maroon Circle, Suite 200, Englewood, CO 80112

(Address of principal executive offices) (Zip code)

(855) 922-6463

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information disclosed in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Westmoreland Coal Company (the “Company”) announced that the parties involved in the Company’s previously announced acquisition of all of the issued and outstanding capital stock of San Juan Coal Company and San Juan Transportation Corporation from BHP Billiton New Mexico Coal, Inc. (the “San Juan Acquisition”), are targeting January 31, 2016 for the closing of the San Juan Acquisition, rather than the previously announced target closing date of December 31, 2015. On December 16, 2015, the New Mexico Public Regulation Commission issued the approval that was a condition to closing the San Juan Acquisition, allowing the parties to begin taking final measures required to consummate the San Juan Acquisition and transition the business.

The information filed or furnished herewith contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause our actual results to differ materially from results expressed or implied by the forward looking statements. These risks include factors such as the uncertainty of negotiations to result in an agreement or a completed transaction, the uncertain nature of the expected benefits from the actual or expected acquisition, the uncertain nature of the announced acquisition, the ability to complete such transactions, risks associated with the integration of acquired assets, risks associated with our industry or the economy generally, and other such matters discussed in the “Risk Factors” section of our filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date of this report. Although we may from time to time voluntarily update our prior forward looking statements, we disclaim any commitment to do so except as required by securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: December 23, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton
SVP, Chief Administrative Officer and Secretary